SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007
________________

First Federal Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25509	42-1485449
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer Identification No.)
of incorporation)

329 Pierce Street, Sioux City, Iowa 51101
(Address of principal executive offices)

(712) 277-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.	Other Events.

On January 18, 2007, the Board of Directors of First Federal Bankshares, Inc. (the “Company”) declared a quarterly cash dividend of $0.105 for the second quarter of the Company’s 2007 fiscal year. Additional details of the quarterly cash dividend are set forth in the Company’s press release dated January 30, 2007 and attached as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

10.1	Press release dated January 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FEDERAL BANKSHARES, INC.

DATE: February 2, 2007	By:	/s/Michael S. Moderski
Michael S. Moderski
Senior Vice President, Chief Financial
Officer and Treasurer

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